EXHIBIT 10.1

FOURTH LOAN MODIFICATION AGREEMENT

This Fourth Loan Modification Agreement  (this “Loan Modification Agreement”) is entered into as of February 10, 2006 by and between SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name “Silicon Valley East” (“Bank”) and SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210 (FAX 617-897-2401); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and SATCON POWER SYSTEMS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada with offices located at 35 Harrington Court, Burlington, Ontario L7N 3P3 (jointly and severally, individually and collectively, “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 31, 2005, evidenced by, among other documents,  a certain Loan and Security Agreement dated as of January 31, 2005 between Borrower and Bank, as amended by a certain Loan Modification Agreement dated as of May 31, 2005, a certain Second Loan Modification Agreement dated as of November 8, 2005, and a certain Third Loan Modification Agreement dated as of January 31, 2006 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and a certain Intellectual Property Security Agreement dated January 31, 2005 (the “IP Agreement”)  (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

A.                                   The Loan Agreement is hereby amended by deleting the following text appearing in Section 2 of the Schedule thereto in its entirety:

“Interest Rate (Section 1.2):

A rate equal to the greater of (i) 6.75% per annum or (ii) the “Prime Rate” in effect from time to time, plus 2.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Prime Rate” means the rate announced from time to time by Silicon as its “prime rate;” it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Minimum Monthly Interest (Section 1.2, 9.1) None.”

and substituting the following text therefor:

“Interest Rate (Section 1.2):

A rate equal to the “Prime Rate” in effect from time to time, plus 1.50% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. “Prime Rate” means the rate announced from time to time by Silicon as its “prime rate;” it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Minimum Monthly Interest (Section 1.2, 9.1) None.”

B.                                     The Loan Agreement is hereby amended by deleting the following text appearing in Section 3 of the Schedule thereto in its entirety:

“Collateral Handling Fee:    $1,000.00 per month, payable in arrears.”

and substituting the following text therefor:

“Collateral Handling Fee:    $750.00 per month, payable in arrears.”

C.                                     The Loan Agreement is hereby amended by deleting the following text appearing in Section 3 of the Schedule thereto in its entirety:

“Cancellation Fee:                If the Obligations are voluntarily or involuntarily (in the event of bankruptcy) prepaid or if this Agreement is otherwise terminated prior to its maturity (a “Cancellation Event”), the Borrower shall pay to Silicon a termination fee (the “Cancellation Fee”) in the amount equal to 0.50% of the Maximum Credit Limit if a Cancellation Event occurs on or before six (6) months from the date hereof, provided that no such Cancellation Fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The Cancellation Fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of  involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.”

and substituting the following text therefor:

“Cancellation Fee:                If the Obligations are voluntarily or involuntarily (in the event of bankruptcy) prepaid or if this Agreement is otherwise terminated prior to its maturity (a “Cancellation Event”), the Borrower shall pay to Silicon a termination fee (the “Cancellation Fee”) in the amount equal to 0.50% of the Maximum Credit Limit if a Cancellation Event occurs on or before July 31, 2006, provided that no such Cancellation Fee shall be charged if the credit facility hereunder is replaced or transferred to another division of Silicon. The Cancellation Fee shall be due and payable upon prepayment by the Borrower in the case of voluntary prepayments or upon demand by Silicon in the event of  involuntary prepayment, and if not paid immediately shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.”

D.                                    The Loan Agreement is hereby amended by deleting the following text appearing in Section 4 of the Schedule thereto in its entirety:

“MATURITY DATE

(Section 6.1):         February 28, 2006.”

and substituting the following text therefor:

“MATURITY DATE

(Section 6.1):         January 29, 2007.”

E.                                      The Loan Agreement is hereby amended by deleting the following text appearing in Section 5 of the Schedule thereto in its entirety:

“a.  Minimum Tangible Net Worth:

Borrower shall maintain a Tangible Net Worth of not less than the sum of (i) plus (ii) below, provided, however, such sum shall be reduced by the lesser of (x) the full amount of the asset impairment charge taken by the Borrower as of the fiscal quarter ended September 30, 2005 in connection with the book value of leasehold improvements and certain other assets located at the Borrower’s Worcester, Massachusetts facility, or (y) $1,500,000:

                (i)            (a)            from October  1, 2005 through November 5, 2005 - $14,000,000;

                                (b)           from November 6, 2005 through December 3, 2005 - $13,000,000;

                                (c)            from December 4, 2005 and thereafter — $12,500,000;

(ii)                                  75% of all consideration received from proceeds from the issuance of any equity securities of the Borrower and/or subordinated debt incurred by the Borrower in excess of $4,000,000.00 from December 4, 2005 and thereafter.”

and substituting the following text therefor:

“a.  Minimum Tangible Net Worth:

Borrower shall maintain a Tangible Net Worth of not less than the sum of (i) plus (ii) below:

                (i)            (a)            from January 1, 2006 through January 31, 2006 - $11,000,000;

                                (b)           from February 1, 2006 through February 28, 2006 - $10,500,000;

                                (c)            from March 1, 2006 through March 31, 2006 - $10,500,000;

                                (d)           from April 1, 2006 through April 30, 2006 - $9,500,000;

                                (e)            from May 1, 2006 through May 31, 2006 - $9,000,000;

(f)            from June 1, 2006 through June 30, 2006 - $9,500,000;

(g)           from July 1, 2006 through July 31, 2006 - $9,000,000;

(h)           from August 1, 2006 through August 31, 2006 - $8,500,000;

(i)            from September 1, 2006 through September 30, 2006 - $9,000,000;

(j)            from October 1, 2006 through October 31, 2006 - $8,500,000;

(k)           from November 1, 2006 through November 30, 2006 - $8,000,000; and

(l)            from December 1, 2006 and thereafter  — $9,000,000;

(ii)                                  50% of all consideration received from proceeds from the issuance of any equity securities of the Borrower and/or subordinated debt incurred by the Borrower from February 1, 2006 and thereafter.”

4.             FEES. Borrower shall pay to Bank a modification fee equal to Twenty Five Thousand Dollars ($25,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.             RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms, and  reaffirms, all and singular, the terms and conditions of the IP Agreement and acknowledges, confirms and agrees that the IP Agreement contains an accurate and complete listing of all Intellectual Property.

6.             RATIFICATION OF PERFECTION CERTIFICATES. Borrower hereby ratifies, confirms, and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates delivered to the Bank on or about January 31, 2005, and acknowledges, confirms and agrees the disclosures and information provided therein have not changed, as of the date hereof.

7.             CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.             RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.             NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against the Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank, whether known or unknown, at law or in equity, all of tem are hereby expressly WAIVED and Borrower hereby RELEASES the Bank from any liability thereunder.

10.           CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the

Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11.           COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SATCON  TECHNOLOGY CORPORATION

By:  /s/ DAVID B. EISENHAURE

Name: David B. Eisenhaure

Title : CEO & Secretary

SATCON POWER SYSTEMS, INC.

By:  /s/ DAVID B. EISENHAURE

Name: David B. Eisenhaure

Title : CEO & Asst. Secretary

SATCON APPLIED TECHNOLOGY, INC.

By:  /s/ DAVID B. EISENHAURE

Name: David B. Eisenhaure

Title : CEO & Secretary

SATCON ELECTRONICS, INC.

By:  /s/ DAVID B. EISENHAURE

Name: David B. Eisenhaure

Title : CEO & Asst. Secretary

SATCON POWER SYSTEMS CANADA LTD.

By:  /s/ DAVID B. EISENHAURE

Name: David B. Eisenhaure

Title : CEO & Secretary

BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST

By: /s/ MICHAEL TRUMACK

Name: Michael Trumack

Title: Vice President